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                                                                [EXECUTION COPY]

                           BORROWER SECURITY AGREEMENT

         BORROWER SECURITY AGREEMENT, dated as of November 3, 1999, between TRI-LINKS INVESTMENT TRUST (the "Lender") and PICK SAT,. INC. (the "Borrower").

                                    RECITALS

         A. The Lender and the Borrower are parties to that certain Loan Agreement (the "Loan Agreement"), dated as of November 3, 1999, pursuant to which the Lender agreed to make certain loans to the Borrower.

         B. It is a condition to the obligation of the Lender to make Loans to the Borrower under the Loan Agreement that the Lender and the Borrower enter into this Agreement.

         C. The Lender and the Borrower now wish to enter into this Agreement to secure the Lender's interest in the Obligations.

                                    AGREEMENT

         In consideration of the premises and the mutual covenants and the mutual agreements herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                  Defined Terms

         Section 1.01. Certain Defined Terms. Unless otherwise defined herein, capitalized terms used but not otherwise defined in this Agreement have the meaning given to them in the Loan Agreement. In addition, the following terms have the following meanings:

                  "Accounts" means all presently existing and hereafter arising accounts, contract rights and all other debts and obligations owing to the Borrower, including, without limitation, those arising out of the sale or lease of goods or the rendition of services by the Borrower, whether or not earned by performance, including receivables, all credit insurance, guaranties and other security therefor and enhancements thereof, as well as all goods returned to or reclaimed by the Borrower, and the Borrower's books and records (both hard copy and electronic) relating to any and all of the foregoing.

                  "Action" against a Person means an action, suit, investigation, complaint, litigation, arbitration, contest, hearing, inquiry, inquest, audit, examination or other proceeding threatened or pending against or affecting the Person or its property, whether civil, criminal, administrative, investigative or appellate, in law or equity before any arbitrator or Governmental Body.

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                  "Code" means the New York Uniform Commercial Code, as set
         forth in N.Y. U.C.C. Lawss.1-101, et seq. (McKinney 1990), as amended from time to time.

                  "Collateral" means all of the following: Accounts; Equipment; General Intangibles; Inventory; Investment Property; Negotiable Collateral; Vehicles; Deposit Accounts; Fixtures;.any money or other assets of the Borrower; and all proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, Deposit Accounts or other tangible or intangible property resulting from the sale or other disposition of the Collateral, or any portion thereof or interest therein, and the proceeds thereof.

                  "Contract" means any agreement, contract, license, lease (including, without limitation, subleases, sale-leaseback agreements and similar arrangements), instrument, document, note, bond, mortgage, indenture, guarantee, or other legally binding commitment or obligation, whether or not written, each as amended or modified from time to time, including, without limitation all Mexican cable contracts.

                  "Copyright Licenses" means (a) any agreement, written or oral, naming the Borrower as licensor or licensee, granting any right in or to any Copyright or copyright registration in the United States or any foreign country, including, without limitation, any thereof referred to on Part I of Schedule 4. 10 hereto, or (b) any and all present and future agreements, including, without limitation, assignments and consents, as any such agreements may from time to time be amended or supplemented, pursuant to which the Borrower now has or hereafter acquires any direct or indirect beneficial interest in any Copyright, or is a grantor of rights to any third party with respect to any Copyright, whether as a party to any such agreement or as an assignee of any rights under any such agreement, including, without limitation, any thereof referred to on Part I of Schedule 4. 10 hereto, excluding, however, non-exclusive computer software licenses.

                  "Copyrights" means (a) the copyrights in all original works of authorship fixed in any tangible medium of expression, including, without limitation, any thereof referred to on Part I of Schedule 4. 10 hereto, including, without limitation, all databases, source codes, object codes and manuals, whether published or unpublished, now or hereafter existing, in the United States and all foreign countries, and all applications, registrations, renewals, extensions and recordings relating thereto filed in the United States Copyright Office or in any other governmental office or agency in the United States or elsewhere, in each case in which the Borrower has any right, title or interest, and all other rights which the Borrower presently has or hereafter acquires pursuant to any Copyright License, including, without limitation, copyright assignments, exclusive and nonexclusive licenses, and (b) all right, title and interest of the Borrower in all physical materials

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         embodying works with respect to which the Borrower owns or holds rights in any Copyrights or Copyright Licenses.

                  "Deposit Account" means a demand, time, savings, passbook or similar account maintained with a bank, other than Investment Property or an account evidenced by an Instrument.

                  "Equipment" means all of Borrower's present and hereafter acquired equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, motor vehicles, rolling stock, processors, tools, parts, dies, jigs, goods (other than consumer goods, farm products or Inventory), wherever located, and any interest of Borrower in any of the foregoing and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of foregoing, wherever located.

                  "Fixtures" means goods that have become so related to particular real property that an interest in them arises under real property law.

                  "General Intangibles" means all of Borrower's present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes or regulations, licenses, franchises, Payment Intangibles, choses or things in action, goodwill, Patents, Patent Licenses and Patent applications, trade names, Trademarks, Trademark Licenses and trademark applications, service marks, Copyrights, Copyright Licenses and Copyright applications, trade secrets, blueprints, drawings, intellectual property of any nature whatsoever, purchase orders, customer lists, monies due or recoverable from pension funds, monies due under any royalty or licensing agreements, route lists, infringement claims, computer programs, computer discs, source codes, computer tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds and tax refund claims) other than goods and Accounts, and Borrower's books and records relating to any of the foregoing.

                  "Governmental Body" means any agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

                  "Instrument" means a negotiable instrument or any other writing that evidences a right to the payment of a monetary obligation, is not itself a security agreement or lease, and is of a type that in ordinary course of business is transferred by delivery with any necessary endorsement or assignment.

                  "Inventory" means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service, Borrower's present and future raw materials, work in process, finished goods and materials used in or consumed in Borrower's business, goods which have been returned

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         to, repossessed by or stopped in transit by Borrower, packing and shipping materials, wherever located, any documents of title representing any of the above, and Borrower's books and records relating to any of the foregoing.

                  "Investment Property" means all of Borrower's present and future certificated and uncertificated securities, securities entitlements, securities accounts, commodity accounts and commodity contracts.

                  "Negotiable Collateral" means all of Borrower's present and future letters of credit, notes, drafts, Instruments, documents, leases and chattel paper and Borrower's books and records relating to any of the foregoing.

                  "Patent Licenses" means any agreement, whether written or oral, providing for the grant by the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Part II of Schedule 4.10 hereto.

                  "Patents" means (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Part II of Schedule 4.10 hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, including, without limitation, any thereof referred to in Part II of
         Schedule 4.10 hereto.

                  "Payment Intangible" means a general intangible under which the account debtor's principal obligation is a monetary obligation.

                  "Pledged Accounts" has the meaning stated in Section 3.05(b).

                  "Regulation" means each applicable law, rule, regulation, order or recommendation (or any change in its interpretation or administration) by any Governmental Body, central bank or comparable agency and any request or directive (whether or not having the force of law) of any of those Persons and each writ, judgment, injunction, order, decree or award of any arbitrator or Governmental Body.

                  "Trademark Licenses" means any agreement, written or oral, providing for the grant by the Borrower of any right to use any Trademark, including, without limitation, any thereof referred to in
         Part III of Schedule 4. 10 hereto.

                  "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark

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         Office or in any similar office or agency or the United States, any
         State thereof of any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Part III of Schedule 4. 10 hereto, and (b) all renewals thereof.

                  "Vehicles" means vehicles operated or driven upon a public highway and propelled by any power other than muscular power as set forth in N.Y. Veh. & Traf. Law ss. 125 (McKinney 1996), as amended.

                                   ARTICLE II

                                Grant of Security

         Section 2.01. Grant of Security. Borrower hereby grants to the Lender a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each and all of its covenants and duties under the Loan Documents. The Lender's security interest in the Collateral shall attach to all Collateral without further act on the part of the Lender or Borrower. Other than sales of Inventory to buyers in the ordinary course of business, Borrower has no authority, express or implied, to dispose of any item or portion of the Collateral, except as set forth in the Loan Agreement.

         Section 2.02. Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrower shall, upon the request of the Lender, immediately endorse and assign such Negotiable Collateral to the Lender and deliver physical possession of such Negotiable Collateral to the Lender, unless prohibited to do so by the Atlantic Tele-Network Agreement.

                                   ARTICLE III

        Borrower Remains Liable, Delivery of Collateral, Deposit Accounts

         Section 3.01. Borrower Remains Liable. Anything in this Agreement to the contrary notwithstanding:

                  (a) Borrower Remains Liable. The Borrower shall remain liable to perform all its obligations (whether under the Contract, Negotiable Collateral or otherwise) under or in respect of the Collateral to the same extent as if this Agreement had not been executed.

                  (b) Borrower Not Released. The exercise by the Collateral Agent, the Agent or any Lender of any of their rights under any Loan Document shall not release the Borrower from any of those obligations,


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                  (c) Lender Not Liable. The Lender shall not have, by reason of any Loan Document, any obligation or liability under or in respect of any Collateral or any contract or agreement included in the Collateral.

                  (d) Lender Not Obligated to Perform. The Lender shall not be obligated to perform any of the obligations of the Borrower under or in respect of any Collateral or any other contract or agreement included in the Collateral or to take any action to collect or enforce any claim for payment assigned by this Agreement.

         Section 3.02. Delivery of Collateral.

         (a) Delivery of Collateral. All certificates and instruments, whether negotiable or otherwise, representing or evidencing the Investment Property shall be delivered to the Lender duly endorsed in blank or accompanied by undated stock powers, instruments of transfer or undated assignments duly executed in blank, in each case with signatures guaranteed and otherwise in form and substance satisfactory to the Lender (the "Stock Powers"), or in the case of non-negotiable Investment Property such Investment Property has been re-registered in the Lender's name.

         (b) Re-Registration of Collateral. Upon the occurrence and during the continuation of an Event of Default under the Loan Agreement, at the request of the Lender, the Borrower shall promptly cause the Investment Property, Negotiable Collateral or Instruments specified by the Lender to be registered in the name of the Lender or in the name of the nominee or nominees specified by the Lender.

         (c) Exchange of Certificates. The Lender may from time to time exchange certificates or instruments representing or evidencing the Investment Property, Negotiable Collateral or Instruments for replacement certificates or instruments.

         Section 3.03 Notices and Analysis.

         (a) Notice to Account Debtors and Contracting, Parties. Upon the occurrence of, and during the continuation of, an Event of Default, the Borrower shall promptly notify account debtors on the Accounts, parties to the Contracts and all other obligors in respect of any Collateral that the Accounts, Contracts and all other Collateral have been assigned to the Lender. The Lender may in its own name or in the name of others communicate with account debtors on the Accounts, parties to the Contracts and the other obligors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Contracts or other Collateral.

         (b) Analysis of Accounts. The Lender shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonable considers advisable, and the Borrower shall furnish all such assistance and information as the Lender may require in connection therewith. At any time and from time to time, upon the Lender's request and at the

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expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

         Section 3.04. Voting of Investment Property. Unless an Event of Default shall have occurred and is continuing, the Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Investment Property for any purpose not inconsistent with the terms of this Agreement or any other Loan Document; provided, however, that the Borrower shall not exercise or refrain from exercising any right if, in the judgment of the Lender, the action would have a material adverse effect on the value of all or any part of any Collateral or on the interest of the Borrower or the Lenders in any Collateral. The Borrower shall give the Lender at least five Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

         Section 3.05. Deposit Accounts.

         (a) No Other Accounts. The Borrower shall not, and shall not permit any of its Subsidiaries to, own, open, establish, have or maintain any Deposit Account other than the Pledged Accounts (as defined below).

         (b) Establishment of Pledged Accounts. There have been established by the Borrower and its Subsidiaries on or prior to the date hereof the existing bank accounts of the Borrower (collectively, the "Pledged Accounts"). The terms and conditions of each of the Pledged Accounts shall at all times be in all respects satisfactory to the Lender.

         (c) Reports and Documents. Promptly (but in no event later than 10 days) after the end of each calendar month, the Borrower shall deliver to the Lender a certification from the Chief Financial Officer of the Borrower that all deposits into the Pledged Accounts consist solely of Collateral or Proceeds of Collateral. At the Lender's request, the Borrower shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such deposits, including, without limitation, all original orders and invoices.

         (d) Turn-Over of Proceeds. All Proceeds of Collateral which are not sent or delivered directly to a Pledged Account by an obligor, when collected by the Borrower, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents or otherwise, received in payment of any Collateral or on account of any Collateral shall be promptly deposited by the Borrower in the exact form received, except for any endorsement by the Borrower to the Collateral Agent, if required, in a Pledged Account, or shall be turned over to the Lender, and until so deposited or turned over, shall be deemed to be held in trust by the Borrower for and as the Lender's property and shall not be commingled with the Borrower's other funds.


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         (e) Proceeds Remain Collateral. All Proceeds constituting collections of Collateral while held by the Lender (or by the Borrower in trust for the Lender) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.

                                   ARTICLE IV

                 Representations and Warranties of the Borrower

         The Borrower hereby represents and warrants to the Lender as follows:

         Section 4.01. Power. The Borrower has good right and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the granting of the security interests, Liens and pledges in the Collateral to the Lender.

         Section 4.02. Authorization, Binding Effect. The execution and delivery by the Borrower of this Agreement, the performance by the Borrower of its obligations under this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate action. No other proceedings on the part of the Borrower are necessary to approve and adopt this Agreement or to approve the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

         Section 4.03. Contravention. Neither the execution, delivery and performance of this Agreement by the Borrower nor the consummation of the transactions contemplated hereby will (with or without notice or lapse of time or both) (a) conflict with, violate or breach any provision of the Borrower's organizational documents or bylaws, (b) violate, conflict with or result in -a breach of any Regulation, writ, judgment, injunction, order, decree or award of any Governmental Body or any other Person by which the Borrower, any of the Collateral or any of its other properties may be bound or affected, (c) conflict with, result in a default under, or give rise to a right of termination, cancellation, or acceleration or to a loss of a benefit under any Contract or other material agreement to which the Borrower is a party or by which the Borrower, the Collateral or any of its other properties may be bound or affected, except under the Atlantic Tele-Network Agreement or (d) result in or require the creation or imposition of any Lien on any Collateral or any of the other properties now owned or hereafter acquired by the Borrower, except for the Liens in favor of the Lender created by this Agreement.

         Section 4.04. Approvals. No authorization, consent, order or approval of, notice to or registration or filing with, or any other action by any Governmental Body or other Person, including any other party to a Contract, except under the Atlantic Tele-Network Agreement (which consent has been obtained by the Borrower), is required or advisable in connection with

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(a) the due execution and delivery by the Borrower of this Agreement, (b) the consummation of the transactions contemplated by this Agreement, including the granting of the security interests, Liens and pledges of the Collateral to the Lender, (c) the perfection of the security interests, Liens and pledges granted by this Agreement, (d) the performance by the Borrower of its obligations under this Agreement, or (e) the exercise by the Lender of its rights and remedies under this Agreement.

         Section 4.05. Title. The Borrower is and, with respect to Collateral to be acquired, will be, the sole legal and beneficial owner of the Collateral, free and clear of any Lien or option in favor of any other Person, except for the Liens created by this Agreement and by the Atlantic Tele-Network Agreement and the Borrower has good and marketable title to the Collateral. No security agreement, financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement, except under the Atlantic Tele-Network Agreement.

         Section 4.06. Perfected First Priority Liens. The Liens granted pursuant to this Security Agreement constitute, except for the Liens granted to Atlantic Tele-Network, Inc., first priority perfected Liens in favor of the Lender, and upon filing of appropriate UCC financing statements filed in connection with such Liens, will, except for the Liens granted to Atlantic Tele-Network, Inc., constitute first priority perfected Liens in favor of the Lender, which Liens are and will, except for the Liens granted to Atlantic Tele-Network, Inc., be prior to all other Liens on the Collateral and which are enforceable as such against (a) all creditors of, and purchasers from, the Borrower, (b) any owner or purchaser of the real property where any of the Equipment is located, (c) any present or future creditor obtaining a Lien on such real property or any of the Collateral, and (d) any other third party, and all filings and other actions necessary or desirable to perfect and protect such Liens and security interests have been duly made or taken.

         Section 4.07. Chief Place of Business. The chief place of business and chief executive office of the Borrower are located at 8401 N.W. 53rd Terrace, Miami, Florida 33166. The Borrower keeps all of its records concerning the Collateral and the original copies of the Contracts only at that address.

         Section 4.08. Accounts, Negotiable Collateral, Instruments and General Intangibles.

         (a) Bona Fide Accounts; Amounts. Each of the Accounts, Negotiable Collateral, Instruments and General Intangibles arose from bona fide transactions in the ordinary course of the Borrower's business and are current and collectible net of any reserves shown on the Borrower's financial statements (which reserves are adeqqate and were calculated consistent with past practice). The amount represented by the Borrower to the Lender from time to time as owing by each account debtor or by all account debtors in respect of the Accounts, Negotiable Collateral, Instruments and General Intangibles will at such time be the correct amount actually owing by such account debtor or debtors thereunder. There exists no default under the Accounts,

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Negotiable Collateral, Instruments or General Intangibles by any party. The
Borrower has given notice to the issuer of each Instrument, Investment Property and Negotiable Collateral existing on the date of this Agreement of the Lender's security interest in such Collateral.

         (b) Delively to Lender. All of the certificates and instruments representing or evidencing Negotiable Collateral and Instruments have been endorsed, and/or issued and delivered to the Lender in accordance with Section
3.02. No amount payable to the Borrower under or in connection with any Account is evidenced by any Instrument or Negotiable Collateral which has not been delivered to the Lender.

         (c) Schedule. Schedule 4.08(c) sets forth a true, correct and complete list and description of all (i) Accounts, (ii) Negotiable Collateral, (iii) Instruments and (iv) General Intangibles, in each case, in which the Borrower has an interest as of the date of the Agreement.

         Section 4.09. Contracts.

         (a) Legal, Valid and Binding. Each of the Contracts (i) has been duly authorized, executed and delivered by the Borrower and, to the best of the Borrower's knowledge, by the other parties thereto, and is in full force and effect and (ii) constitutes the legal, valid and binding obligation of each of the parties thereto.

         (b) Full Force and Effect. Each Contract will continue in full force and effect following the transactions contemplated by this Agreement, including, without limitation, the collateral assignment of the Contracts hereunder, in each case without the breach of any terms or conditions of thereof, without the forfeiture or impairment of any rights thereunder and without material penalty or other material adverse consequence.

         (c) No Defaults, No Defenses. Except as set forth on Schedule 4.09(c), there exists no breach or default (or event which with or without the lapse of time or the giving of notice, or both, would constitute a breach or default) under the Contracts by the Borrower, or to the Borrower's knowledge, any other party thereto. The Borrower has fully performed all its obligations under each Contract. The right, title and interest of the Borrower in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Borrower as to any Contract.

         (d) Copies of Contracts; No Instruments. At the request of the Lender, the Borrower will deliver to the Lender a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto. No amount payable to the Borrower under or in connection with any Contract is evidenced by any Instrument or Negotiable Collateral which has not been delivered to the Lender. Schedule 4.09(d) sets forth a true, correct and complete list and description of all of the Contracts.


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         Section 4.10. Copyrights, Patents and Trademarks.

         (a) Schedules. Part I of Schedule 4.10 sets forth a true, correct and complete list and description of all Copyrights and Copyright Licenses in which the Borrower has an interest as of the date hereof. Part II of Schedule 4.10 sets forth a true, correct and complete list and description of all Patents and Patent Licenses in which the Borrower has an interest as of the date hereof.
Part III of Schedule 4.10 sets forth a true, correct and complete list and description of all Trademarks and Trademark Licenses in which the Borrower has an interest as of the date hereof, in each case, including a list of all jurisdictions in which such Proprietary Rights are registered or applied for and all registration and application numbers, where applicable.

         (b) General. The Borrower has good and marketable title to each of the interests created by the Proprietary Rights. All Proprietary Rights of the Borrower are valid and in good standing and are in full force and effect. The Borrower has not granted any options, licenses or agreements of any kind relating to Proprietary Rights, including the marketing or distribution thereof. Except as set forth on Schedule 4.10, the Borrower is not bound by or a party to any options, licenses or agreements of any kind relating to the Proprietary Rights of any other Person. There is no obligation or liability of the Borrower with respect to any of the Proprietary Rights which is required to have been paid or otherwise performed which has not been paid or otherwise performed in full.

         (c) No Actions. Except as disclosed on Schedule 4.10, no Action is pending (i) questioning or challenging the Borrower's title to, or right to use such Proprietary Rights, (ii) seeking to limit, cancel or question the validity of any Proprietary Right, or (iii) which, if adversely determined, would have a material adverse effect on the value of any Proprietary Rights.

         Section 4.11. Investment Property.

         (a) Schedules. Part I of Schedule 4.11 sets forth a true, correct and complete list and description of all of the Investment Property constituting capital stock or other equity interests (the " Equity Interests ") and the issuers thereof (the " Equity Issuers"). Part II of Schedule 4.11 sets forth a true, correct and complete list and description of all of the Investment Property constituting indebtedness (the "Debt Interests") and the issuers thereof (the "Debt Issuers", and together with the Equity Issuers, the "Issuers").

         (b) Equity Interests. Each of the Equity Interests is duly authorized, validly issued, fully paid and non-assessable.

         (c) Debt Interests. Each of the Debt Interests is duly authorized, validly issued and constitutes the legal, valid and binding obligation of the Issuers thereof enforceable against each such Issuer in accordance with their respective terms.


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         (d) No Other Securities or Interests. There are no (i) outstanding capital stock or securities convertible into or exchangeable or exercisable for any shares of capital stock or securities of any Equity Issuer, (ii) outstanding rights to subscribe for or to purchase, or any options for the purchase of, or any calls, commitments or claims of any character relating to, any shares of capital stock or securities of any Equity Issuer, (iii) outstanding securities convertible into or exchangeable or exercisable for any shares of capital stock or securities of any Equity Issuer and (iv) agreements or arrangements providing for the issuance of any shares of capital stock or securities of any Equity Issuer.

         (e) No Voting or Transfer Restrictions. There is no agreement or arrangement restricting the voting or transfer of the Equity Interests or the Debt Interests or any other Investment Property, except as provided in this Agreement.

         (f) No Payment Restrictions. There are no legal, contractual or other restrictions on the payment of (i) dividends or other distributions on any shares of the capital stock or securities of any Equity Issuer, including, without limitation, the Equity Interests, or (ii) principal or interest on any indebtedness of any Debt Issuer, including, without limitation, the Debt Interests, in each case, except for restrictions imposed by this Agreement and the Loan Agreement.

         (g) No Repurchase Obligations. No Person is subject to any obligation, contingent or otherwise, to repurchase or otherwise acquire or retire any of the Equity Interests or the Debt Interests.

         (h) Delivery to Collateral Agent. All of the certificates and instruments representing or evidencing the Investment Property and the Stock Powers have been delivered to the Collateral Agent in accordance with Section 3.02.

         Section 4.12. Inventory, Equipment and Fixtures.

         (a) Possession. The Borrower has exclusive possession and control of the Inventory, Equipment and Fixtures.

         (b) Condition. All of the Inventory, Equipment and Fixtures are in good working order, condition and repair, except for ordinary, wear and tear which is not material, and are suitable and adequate for the uses for which they are used and intended.

         (c) Schedule. Schedule 4.12 sets forth a true, correct and complete list, description and location of all (i) Inventory, (ii) Equipment and (iii) Fixtures, in each case, in which the Borrower has an interest as of the date of this Agreement.

         Section 4.13. Vehicles. Schedule 4.13 sets forth a true, correct and complete list and description of all Vehicles in which the Borrower has an interest as of the date of this Agreement.

All such Vehicles are in good working order, condition and repair (except for ordinary wear and tear) and are suitable and adequate for the uses for which they are used and intended.

                                    ARTICLE V

                            Covenants of the Borrower

         Section 5.01. No Liens on Collateral. The Borrower will not create, incur, assume or permit to exist, will defend the Collateral against, and will take such other actions as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and pursuant to the Atlantic Tele-Network Agreement, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of any and all Persons other than Atlantic Tele-Network.

         Section 5.02. Perfection. The Borrower will take any and all actions, at the Borrower's expense, which are necessary or advisable to ensure that (a) the Liens granted pursuant to this Security Agreement at all times constitute perfected Liens in favor of the Lender, and (b) such Liens are at all times prior to all other Liens on the Collateral and will be enforceable as such against all creditors of, and purchasers from, the Borrower and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

         Section 5.03. Limitations on Dispositions of Collateral. The Borrower will not sell, transfer, lease, convey or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for, so long as no Default or Event of Default has occurred and is continuing, the disposition in the ordinary course of the Borrower's business consistent with past practice of property not material to the conduct of the Borrower's or the Subsidiaries' respective businesses.

         Section 5.04. Payment of Obligations. The Borrower will promptly pay and discharge when due all taxes, assessments and governmental charges or levies assessed, levied or imposed upon or relating to, and all claims against, the Collateral or the Borrower or in respect of the Borrower's income or profits therefrom, as well as all claims of any kind, including, without limitation, claims for labor, materials and supplies, against or with respect to the Collateral.

         Section 5.05. Compliance with Laws, etc. The Borrower will comply in all material respects with all Regulations applicable to the Collateral or any part thereof or to the operation of the Borrower's business.

         Section 5.06. Maintenance of Records. The Borrower will keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens, security interests and pledges granted hereby. For the Lender's further security, the Lender shall have a security interest in all of the Borrower's books and records pertaining to the Collateral and, upon the occurrence of an Event of Default which is continuing, the Borrower shall, upon request, turn over any such books and records to the Lender or to its representatives.

         Section 5.07. Right of Inspection. The Lender shall at all times have full and free access during normal business hours and, upon the occurrence and continuation of an Event of Default, at any time, to all the books, correspondence and records of the Borrower, and the Lender and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Lender, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory, Equipment or other Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting their interests therein.

         Section 5.08. Impairment of Collateral.

         (a) General. The Borrower shall not take, or fail to take, any action in connection with any Collateral that would impair the value of the Collateral or the interest or rights of the Borrower or the Lender in, to or under that Collateral.

         (b) Certain Actions Prohibited. The Borrower will not (i) amend, modify, terminate, cancel or waive any provision of any Account, Negotiable Collateral, Instrument, General Intangible, Contract or Investment Property in any manner which could reasonably be expected to materially adversely affect the value of the Collateral or the interest of the Borrower or the Lender in such Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract, each agreement giving rise to an Account (other than any right of termination) or any other right with respect to Collateral or (iii) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Contract, any agreement giving rise to an Account or any other Collateral.

         (c) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of the Borrower's business consistent with past practice, the Borrower will not grant any extension of the time of payment of any of the Accounts, Negotiable Collateral, Instruments, General Intangibles, Contracts or Investment Property, or compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         Section 5.09. Notices, Reports.

         (a) Liens. The Borrower will advise the Lender promptly, in reasonable detail, of (i) any Lien (other than Liens created hereby or permitted under the Loan Agreement) on, or claim asserted against, any of the Collateral and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on (x) the aggregate value of the Collateral or (y) the Liens created hereunder.

         (b) Reports, Notices, Etc. The Borrower shall furnish to the Collateral Agent and the Agent (i) promptly upon receipt, copies of all notices, requests and other documents received by the Borrower under or in respect of the Collateral, (ii) promptly upon the request of the Agent, information and reports regarding that Collateral and (iii) promptly upon the request of the Agent, make the demands and requests for information or action that- the Borrower is entitled to make under that Collateral. The Borrower will also promptly furnish to the Collateral Agent copies of any monthly management reports prepared by the Borrower.

         (c) Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further listing, identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

         Section 5. 10. Chanizes in Locations, Name, etc. The Borrower will not
(i) change the location of its chief executive office or its chief place of business from that specified in Section 4.07 or remove its books and records from the location specified in Section 4.07, (ii) permit any of the Collateral to be kept, stored or used at a location other than those listed on the Schedules to this Agreement or (iii) change its name, identity or corporate structure or merge or take or suffer any other action that might result in any financing statement filed by the Agent in connection with this Security Agreement becoming misleading, unless, in each case, it shall have given the Lender at least 30 days prior written notice thereof.

         Section 5. 11. Accounts, Negotiable Collateral, Instruments, General Intangibles, Contracts and Investment Property.

         (a) Collections. Subject to the provisions of Article VI hereof, the Borrower shall timely collect all amounts due or to become due to the Borrower under the Accounts, Negotiable Collateral, Instruments, General Intangibles, Contracts and Investment Property and otherwise enforce its rights under and in respect of such Collateral.

         (b) Deliver Collateral to Agent. In the event that any Account, Negotiable Collateral, Instrument or General Intangible is evidenced by a promissory note, certificate or instrument, the Borrower shall deliver and pledge to the Lender the note or instrument. In the event any Investment Property is evidenced by a promissory note, certificate or instrument, the Borrower shall deliver and pledge to the Lender the note or instrument, accompanied by Stock Powers. The Borrower will also deliver to the Agent or the Collateral Agent, with respect to Investment Property, all Instruments, Negotiable Collateral and Investment Property existing on and after the date of this Agreement endorsed and issued as provided in Section 3.02.

         (c) Pledge of Additional Collateral. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Negotiable Collateral, Instrument or Investment Property, such Negotiable Collateral, Instrument or Investment Property shall be immediately delivered to the Agent, or the Lender (with respect to Investment Property) accompanied by Stock Powers, to be held as Collateral pursuant to this Agreement.

         Section 5.12. Contracts. The Borrower will fully and timely perform and comply in all material respects with all its obligations under the Contracts and all its other contractual obligations relating to the Collateral and maintain such Collateral in full force and effect.

         Section 5.13. Copyrights.

         (a) No Bad Acts. The Borrower (either itself or through licensees) will, except with respect to any Copyright that the Borrower shall reasonably determine is of negligible value (i) employ the Copyright for each published work with an appropriate notice of Copyright and (ii) not (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated. The Borrower will not (either itself or knowingly permit any licensee or sublicensee to) do any act, or knowingly omit to do any act, whereby any Copyright may become injected into the public domain.

         (b) Notice of Events. (i) The Borrower shall notify the Lender immediately if it knows, or has reason to know, that any Copyright may become injected into the public domain or of any adverse determination or development, including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country, regarding the Borrower's ownership of any such Copyright or its validity.

         (ii) The Borrower will promptly notify the Lender of any infringement of any Copyright of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

         (c) Regulatory Filings. The Borrower will file in the United States Copyright Office an application for copyright registration for each material Copyright and Copyright License and will take all necessary steps as it shall reasonably deem appropriate under the circumstances, to maintain and pursue each United States application (and to obtain the relevant registration) and to maintain each United States registration of each material Copyright owned by the Borrower including, without limitation, filing of applications for renewal, where necessary and shall report all such filings and registrations to the Lender within five Business Days after the same are made and execute and deliver all documents and instruments necessary to perfect the Lender's security interest in any Copyright or Copyright License.

         Section 5.14. Patents and Trademarks.

         (a) No Bad Acts. The Borrower (either itself or through licensees) will, except with respect to any Trademark that the Borrower shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lenders shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated. The Borrower will not, except with respect to any Patent that the Borrower shall reasonably determine is of negligible economic value to it, do any act or omit to do any act, whereby any Patent may become abandoned or dedicated.

         (b) Notice of Events. (i) The Borrower will notify the Lender immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development, including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country, regarding the Borrower's ownership of any Patent or Trademark or its right to register the same or to keep aud maintain the same.

         (ii) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Lender after it learns thereof and, at the Borrower's sole expense, shall, unless the Borrower shall reasonably determine that such Patent or Trademark is of negligible economic value to the Borrower, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

         (c) Regulatory Filings. Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the

Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (d) Further Filings. The Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Lender may reasonably request to evidence the Lender's security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitment is terminated.

         Section 5.15. Inventory, Equipment and Fixtures.

         (a) Maintenance of Collateral. The Borrower shall maintain, keep and preserve the Inventory, Equipment and Fixtures in good working order and condition, ordinary wear and tear excepted, and in accordance with any manufacturer's manual and any Regulations. The Borrower shall promptly after the occurrence of any loss or damage to any Inventory, Equipment or Fixtures (i) make or cause to be made all repairs, replacements and other improvements that are necessary or desirable to maintain the value of such Collateral and (ii) furnish to the Lender a statement in respect of any loss or damage to any Inventory, Equipment or Fixtures.

         (b) Reports. The Borrower shall, at the request of the Agent, furnish to the Lender a report detailing changes in the amount and condition of the Inventory, Equipment and Fixtures, including purchases, depreciation, sales and losses.

         Section 5.16. Vehicles. The Borrower will maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose. The Borrower will notify the Lender of each acquisition or sale of a vehicle, promptly following the acquisition or sale thereof. If an Event of Default shall occur and be continuing, at the request of the Lender the Borrower shall, within five Business Days after such request, file applications for certificates of title indicating the Lender's first priority Lien on the Vehicles covered by such certificates, together with any other necessary documentation, in each office in each jurisdiction which the Lender shall deem advisable to perfect its Liens on the Vehicles.

         Section 5.17. Maintenance of Insurance.

         (a) Adequate Insurance. The Borrower will maintain at its own expense, with financially sound and reputable companies, insurance policies covering the Collateral (i) insuring the Collateral against loss by fire, explosion, theft and such other casualties in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently and (ii) insuring the Borrower and the Lender against liability for personal injury and property damage relating to such Collateral, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Borrower and the Lender as their respective interests may appear.

         (b) Terms of Policies. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (ii) name the Lender as insured and loss payee, (iii) contain the agreement by the insurer that any loss under the policy shall be payable to the Lender notwithstanding any action, inaction or breach of representation or warranty by the Borrower, (iv) provide that there shall be no recourse against the Lender for payment of premiums or other amounts with respect to the policy and (v) be reasonably satisfactory in all other respects to the Lender.

         (c) Payment of Proceeds. Reimbursement under any liability insurance may be paid directly to the Person who shall have incurred liability covered by the insurance. In case of any loss involving damage to any Collateral, the Borrower shall cause the proceeds to be paid directly to the Lender and, if an Event of Default shall not have occurred and is not then continuing, the Lender shall reimburse the Borrower for the costs of any repairs or replacements from such proceeds.

         (d) Assignment of Policies. At the request of the Lender, the Borrower shall duly execute and deliver instruments of assignment of the insurance policies and all notices of that assignment, in each case in form and substance satisfactory to the Lender, and cause the respective insurers to acknowledge notice of the assignment.

         (e) Copies of Policies. Upon the request of the Lender, the Borrower shall deliver to the Lender original or duplicate copies of all policies of insurance evidencing compliance with this Section.

         Section 5.18. Indemnification. The Borrower will indemnify the Lender and its respective Affiliates and each of their respective shareholders, partners, managers, members, trustees, directors, officers, employees, agents and Affiliates (collectively, the "Indemnified Persons") against and hold each Indemnified Person harmless from any and all liabilities, obligations, losses, damages, penalties, Actions, judgments, costs, expenses, claims, diminution in value, or disbursements of any kind or nature whatsoever (including interest, penalties, fines, judgments, settlements, costs of preparation and investigation, costs incurred in enforcing this indemnity and reasonable attorneys' fees and expenses) that the Indemnified Persons may suffer, sustain, incur or become subject to arising out of, relating to, or due to:

                  (a) any inaccuracy or breach of any of the representations and warranties of the Borrower contained in this Agreement or in any certificate delivered hereunder;

                  (b) the nonftilfillment of any covenant, undertaking, agreement or other obligation of the Borrower contained in this Agreement or in any certificate delivered hereunder;

                  (c) the failure or delay by the Borrower in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral; or

                  (d) any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor under any of the Collateral, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower.

         Section 5.19. Further Assurances. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby and all actions and filings necessary to maintain the Lender's first priority perfected Lien on, security interest in and pledge of all of the Collateral. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                                   ARTICLE VI

                                    Remedies

         Section 6.01. Remedies. If an Event of Default shall occur and be continuing, the Lender shall have each and every right and remedy available to it whether at law, in equity or otherwise, including, without limitation, each of the following:

                  (a) UCC Remedies. The Lender may exercise all rights and remedies in respect of the Collateral available to a secured party under the Uniform Commercial Code in effect in the relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Collateral), by law or otherwise.

                  (b) Exercise Rights of Borrower. The Lender may exercise any and all rights and remedies of the Borrower under or in respect of the Collateral, including, without limitation, any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, the Collateral, or the right of the Borrower to vote or consent with respect to any Collateral.

                  (c) Take Possession of Collateral. The Lender may take possession of the Collateral and, without liability for trespass, enter on any premises for the purpose of taking possession of or removing any Collateral.

                  (d) Right to Sell Collateral.

                  (i) The Lender may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind, and without notice to the Borrower except as specified in this Section 6.01, sell, lease, assign, give option or options to purchase, or otherwise, dispose of and deliver all or any part of the Collateral in one or more parcels at public or private sale, at any of the Lender's offices, on any securities exchange, or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable.

                  (ii) The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to consummate any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public sale from time to time by any notice or announcement and may make any sale without further notice of the time and place to which the sale was so adjourned.

                  (iii) For purposes of this Agreement, a written agreement to purchase all or any of the Collateral shall be deemed to be a sale of that property and the Lender shall be free to carry out the agreement notwithstanding that the Event of Default shall have been cured and the Obligations paid in full.

                  (iv) If all or any part of the Collateral is sold on credit or for future delivery, the property may be retained by the Lender until the sale price is paid by the purchaser or purchasers, but the Lender shall not be liable if the purchaser or purchasers fail to take up and pay for the property and, in that event, the Lender may again sell the property pursuant to this Section.

                  (v) The Lender may restrict the bidders or purchasers to persons (A) representing that they are purchasing the Collateral for their own account for investment and not with a view to further distribution or sale and (B) satisfying the offeree and purchaser requirements for a valid private placement or limited offering under the Securities Act of 1933, as amended. The Borrower understands and agrees that the sale may be made at prices and on terms less favorable than a public sale and agrees that any such sale shall be deemed to have been made in a commercially reasonable manner even if the Lender accepts the first offer received.

                  (vi) To the extent permitted by law, the Lender may purchase all or any part of the Collateral at any public or private sale or sales free of any equity or right of redemption, stay, valuation or appraisal on the part of the Borrower (all said rights being hereby waived and released to the extent permitted by law) and may make payment for the purchase by using any claim then due and payable to the Lender from the Borrower as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and transfer the property without further accountability to the Borrower.

                  (vii) Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which the Borrower now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted.

                  (e) Store Collateral. The Lender may cause any Collateral to be held, stored, processed or completed prior to sale, and expenses incurred for this purpose shall constitute Obligations hereunder. The Borrower agrees to assemble the Collateral and make it available to the Lender at places where the Lender may reasonably select, whether at the Borrower's premises or elsewhere.

                  (f) Notices to Account Debtors, Obligors, Etc. The Lender may, without notice to the Borrower, (i) notify the account debtors, obligors or bailees under or of any of the Collateral of the assignment and pledge to the Lender of the Collateral, (ii) direct the account debtors or obligors to make payment and direct the bailees to make delivery directly to the Lender shall otherwise direct, of all amounts due or to become due to the Borrower under the Collateral and (iii) collect, adjust, settle or compromise those obligations. While the Lender is exercising any authority under this Section the Borrower shall not adjust, settle or compromise any obligation under the Collateral, release wholly or partly any account debtor or obligor in respect of those obligations, or allow any credit or discount on those obligations.

                  (g) All Other Remedies. The Lender may exercise all other rights and/or remedies available, whether at law, in equity or otherwise.

         Section 6.02. Waiver. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights under this Agreement.

         Section 6.03. Remedies Cumulative. All rights and remedies of the Lender existing under this Agreement and any other Loan Document are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         Section 6.04. Payments Held in Trust. All payments, funds, instruments and other items received by the Borrower under or in respect of any Collateral shall be received in trust for the Lender, segregated from other funds of the Borrower and promptly delivered to the Lender in the same form received, together with all necessary endorsements or Stock Powers.

         Section 6.05. Application. of Funds.

         (a) Funds Applied in Accordance with Loan Agreement. The Lender shall apply all Account Collateral and all payments received under or in respect of all other Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral in accordance with the Loan Agreement.

         (b) Borrower Remains Liable. The Borrower shall remain fully liable for any deficiency if the proceeds or other realization of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

         (c) Collateral In Excess of Obligations. Any amount held by the Lender under this Agreement after all the Obligations have been indefeasibly and finally paid in full in cash shall be paid over to the Borrower or to any other Person lawfully entitled to receive payment.

                                   ARTICLE VII

                         Rights and Duties of the Lender

         Section 7.01. Lender Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Lender (with full power of substitution) the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion, to execute any instrument and to take any other action that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) Further Documents. To execute, deliver and file on behalf of and in the name of the Borrower one or more financing statements, notices, copies of this Agreement or such other documents, and amendments and continuations to those statements or documents, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. The Borrower agrees that a carbon, photographic or other reproduction of this Agreement, any financing statement, notice or other document covering the Collateral shall be sufficient as a financing statement where permitted by law.

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



                  (b) Continue Perfection. To take any and all actions on behalf of and in the name of the Borrower, at the Borrower's expense, which are necessary or advisable to ensure that (i) the Liens granted pursuant to this Security Agreement at all times constitute perfected Liens in favor of the Lender, and (ii) such Liens are at all times prior to all other Liens on the Collateral and will be enforceable as such against all creditors of, and purchasers from, the Borrower and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

                  (c) Insurance Matters. To obtain and adjust insurance required to be paid to the Lender pursuant to Section 5.17 and cancel, assign, and surrender any policies of insurance.

                  (d) Pay Taxes. To pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs called for by the terms of this Security Agreement and to pay all or any part of the costs thereof.

                  (e) Collect Collateral. Upon the occurrence and during the continuation of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive, indorse and give acquittance, discharge and receipts for moneys or other instruments, documents and chattel paper due and to become due under or in respect of all or any part of the Collateral (whether as interest, dividend, other distribution or otherwise) and to direct any party liable for any payment under any of the Collateral to make such payment directly to the Lender shall direct.

                  (f) Institute Proceedings. Upon the occurrence and during the continuation of an Event of Default, to file any claims, proofs of claim, subrogation receipts or take any action or commence or institute any proceedings which the Lender may deem necessary or desirable for the collection of all or any part of the Collateral or otherwise to enforce the rights of the Lender with respect to all or any part of the Collateral.

                  (g) Transfer Collateral Into Lender's Name. Upon the occurrence and during the continuation of an Event of Default, to transfer any Collateral into the Lender's or its nominee's name.

                  (h) Vote Collateral. Upon the occurrence and during the continuation of an Event of Default, to exercise all or any of the voting rights and other consensual rights pertaining to the Collateral.

                  (i) Other Actions. (x) Upon the occurrence and during the continuation of an Event of Default, to take any other action it deems advisable with respect to the Collateral or to accomplish the purposes of this Agreement, including, but not limited to, (i) sell or assign any Account upon such terms, for such amount and at such time or times as the

         Lender deems advisable, (ii) notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by the Lender, and open all mail addressed to Borrower and
         (iii) do all other acts and things necessary, in the Lender's determination, to fulfill Borrower's obligations under this Agreement or any of the other Loan Documents; and (y) at any time that the Lender determines that it is necessary or appropriate to preserve, protect, insure or maintain its rights hereunder (i) take control, in any manner, of any item of payment or proceeds of any Collateral, (ii) sign Borrower's name on any of the documents described in Section 5.19 and 7.01(a) or on any other similar documents to be executed, recorded or filled in order to perfect or continue perfected the Lender's security interest in the Collateral and file or record any of the foregoing documents, (iii) endorse Borrower's name on any items of payment or proceeds thereof and deposit the same to the account of the Lender for application to the Obligations, (iv) sign Borrower's name on any invoices, bills of lading, freight bills, chattel paper, documents, instruments or similar documents or agreement relating to any Accounts or any goods pertaining thereto or any other Collateral, (v) sign Borrower's name on any verification of Accounts and notices thereof to Account debtors.

The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         Section 7.02. Lender May Perform. If the Borrower fails to perform any obligation under this Agreement or under or in respect of any Collateral or any representation of the Borrower contained in this Agreement or in any document included in the Collateral shall be untrue or incorrect in any material respect, the Lender may, but shall be under no obligation to, perform the obligation or remedy that breach, or cause it to be performed or remedied, and the expenses incurred by or on behalf of the Lender in connection with the performance of the obligation or the remedy of the breach shall constitute Obligations.

         Section 7.03. Duties of the Lender.

         (a) Duties. The powers conferred on the Lender by this Agreement are solely to protect the Lender's interest in the Collateral and shall not impose on the Lender any duty to exercise any powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Lender shall not have any duty or liability as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or as to any other rights or matters pertaining to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Lender treats the Collateral substantially the same as it treats similar property of its own.

         (b) Not Responsible. The Lender shall not have any responsibility or liability for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, (iii) collecting any proceeds of any Collateral or by reason of any invalidity, lack of value or uncollectability of any of the payments received by it from obligors or otherwise or (iv) any other matter in connection with any Loan Document except in respect of duties specifically undertaken by it in this Agreement and in that case, the Lender shall not be liable to any party in the absence of gross negligence or willful misconduct.

                                  ARTICLE VIII

                             Termination and Waiver

         Section 8.01. Continuing Security Interest. This Agreement shall create a continuing security interest in, Lien on, and pledge of, the Collateral, without respect to the amount of the Obligations outstanding from time to time, and shall remain in full force and effect until the Obligations have been indefeasibly paid and otherwise performed in full in cash. Thereafter, this Agreement shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other Person or otherwise, all as though the payment had not been made.

         Section 8.02. Termination. Upon the indefeasible payment and performance of the Obligations in full in cash, the security interests granted by this Agreement shall terminate and all rights to the Collateral shall revert to the Borrower. At the Borrower's expense, the Lender shall then execute and deliver to the Borrower the documents reasonably requested and prepared by the Borrower to evidence the termination.

         Section 8.03. Waivers. The Borrower unconditionally waives, to the full extent permitted by law (a) any defense, set-off or counterclaim which the Borrower may otherwise assert against the Lender, (b) presentment, protest, demand for payment, promptness, diligence, notice of protest, notice of any other action at any time taken or omitted by the Lender and, generally, all demands and notices of every kind in connection with the Loan Documents or the Obligations, including, without limitation, all notices which may be required to preserve intact any rights against the Borrower under the Loan Documents or as a requirement to the enforcement, assertion or exercise against the Borrower of any right, power, privilege or remedy conferred under the Loan Documents, (c) any requirement to exhaust any rights or remedies or to mitigate the damages resulting from a default under the Loan Documents or any requirement to protect, secure, perfect or insure any security interest, pledge or lien, (d) all equities and rights of appraisal, stay and redemption (whether now or hereafter existing), in each case arising out of the Lender enforcing any of its rights and remedies under the Loan Documents, or (e) any other circumstance whatsoever which might otherwise constitute a defense to or a legal or equitable discharge or release of a party granting security or which might otherwise limit recourse against the Borrower.

         Section 8.04. Obligations Not Affected. The rights of the Lender and the obligations of the Borrower under the Loan Documents shall be absolute and unconditional, present and continuing and shall remain in full force and effect and shall not be released, discharged or in any way affected by any circumstance or condition of any nature (whether or not the Borrower or the Lender shall have any notice or knowledge of the circumstance or condition), including, without limitation (a) the invalidity, illegality, unenforceability, discharge, termination, cancellation or frustration, in whole or in part, of any Obligation, or any of the Loan Documents, (b) the exercise or failure to exercise by any person or entity of any right, remedy, privilege or power under the Loan Documents, (c) any demand or attempt to collect from, or failure to demand or attempt to collect from, the Borrower or any other Person under the Loan Documents, (d) any change in the time, place or manner of payment or the waiver, consent, extension, renewal, indulgence, compromise, release, settlement, refunding, funding, or any other forbearance or other action taken, delayed or omitted by the Borrower, the Lender or any other Person under or in respect of any term or provision of any Obligation or any of the Loan Documents,
(e) the termination, modification, alteration, amendment, waiver, addition, deletion or other change to any Obligation or any of the Loan Documents or any provision of any of those documents, or (f) the voluntary or involuntary bankruptcy, receivership, liquidation, insolvency, reorganization, arrangement, assignment for the benefit of creditors or similar proceedings involving or affecting the Borrower or any other Person or any of their property.

                                   ARTICLE IX

                                  Miscellaneous

         Section 9.01. Amendment of Agreement. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         Section 9.02. Notices. All notices, requests, demands and other communications to any party or given under any Loan Document (collectively, "Notices") will be in writing and delivered personally, by overnight courier or by registered mail to the parties at the following address or sent by telecopier, with confirmation received, to the telecopy number specified below (or at such other address or telecopy number as will be specified by a party by like notice given at least five calendar days prior thereto):

         (a) If to the Borrower, at:

                  PICK Sat, Inc.
                  8401 N.W. 53rd Terrace
                  Suite 119
                  Miami, Florida 33166
                  Telecopier: (305) 717-1523
         with a simultaneous copy to:

                  Snow Becker Krauss P.C.
                  605 Third Avenue
                  25th Floor
                  New York, New York 10158
                  Attention: Elliot H. Lutzker, Esq.
                  Telecopier: (212) 949-7052

         (b) If to the Lender, at:

                  Tri-Links Investment Trust
                  Two World Financial Center
                  17th Floor
                  New York, New York 10281
                  Attention: Doug Dragotti
                  Telecopier: 212-667-1708

         With a copy to:

                  Richards Spears Kibbe & Orbe
                  One Chase Manhattan Plaza
                  New York, New York 10005
                  Attention: Andrew M. Weinfeld, Esq.
                  Telecopier: 212-530-1801

         All Notices will be deemed delivered when actually received. Each of the parties will hereafter notify the other in accordance with this Section of any change of address or telecopy number to which notice is required to be mailed.

         Section 9.03. Expenses. The Borrower agrees to pay to the Lender on demand the amount of any and all expenses, including, without limitation, the fees and expenses of the Lender's counsel, which the Lender may, pay or incur in exercising or enforcing their rights under this Agreement.

         Section 9.04. Transfer of Notes. If any Lender shall transfer any Note held by it or grant participations in all or any of its Obligations, the transferees of the Note or the grantees of the participations, as the case may be, shall have the rights of the Lender under this Agreement in respect of the Note or Obligations.

         Section 9.05. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when

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



executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

         Section 9.06. Interpretation. As used in this Agreement, references to the singular will include the plural and vice versa and references to the masculine gender will include the feminine and neuter genders and vice versa, as appropriate. Unless otherwise expressly provided in this Agreement (a) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement and (b) article, section, subsection, schedule and exhibit references are references with respect to this Agreement unless otherwise specified. References in this Agreement to any law or regulation will refer to such laws and regulations as from time to time amended and to any laws or regulations successor thereto. Unless the context otherwise requires, the term "including" will mean "including, without limitation".

         Section 9.07. Descriptive Headings. The headings in this Agreement and in the Schedules, Exhibits and Annexes are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

         Section 9.08. Incorporation of Schedules, Exhibits and Annexes. The Schedules, Exhibits and Annexes hereto are incorporated into this Agreement and will be deemed a part hereof as if set forth herein in full. In the event of any conflict between the provisions of this Agreement and any Schedule, Exhibit or Annex, the provisions of this Agreement will control.

         Section 9.09. Successors and Assigns. This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto except for the assignment of all or any part of the rights and obligations of the Lender under this Agreement, which may be assigned by the Lender as provided in Section 10.10 of the Loan Agreement. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement

         Section 9.10. No Waiver; Remedies. No failure or delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the other Loan Documents will be cumulative and not exclusive of any rights or remedies provided by law.

         Section 9.11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         Section 9.12. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within that state.

         Section 9.13. No Third-Party Rights. This Agreement is not intended, and will not be construed, to create any rights in any parties other than the Borrower and the Lender and no Person may assert any rights as third-party beneficiary hereunder, except as provided in Section 5.18.

         Section 9.14. Submission to Jurisdiction. Any Action with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and each of the Borrower and the Lender hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of these courts. Each of the Borrower and the Lender hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any Action in those jurisdictions.

         Section 9.15. Waiver of Jury Trial. Each party waives any right to a trial by jury in any Action to enforce or defend any right under this Agreement or any amendment, instrument, document or agreement delivered or to be delivered in connection with this Agreement and agrees that any Action will be tried before a court and not before a jury.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written.

                                       TRI-LINKS INVESTMENT TRUST, by Wilmington
                                       Trust Company as Trustee,


                                       By: /s/ David A. Vanaskey, Jr.
                                           -------------------------------------
                                           Name: David A. Vanaskey, Jr.
                                           Title: Vice President

                                       PICK SAT, INC.


                                       By: /s/ Diego Leiva
                                           -------------------------------------
                                           Name: Diego Leiva
                                           Title: Chairman

                     List of Annexes, Schedules and Exhibits


Schedule 4.08(c) List of Accounts, Negotiable Collateral, Instruments and General Intangibles

Schedule 4.09(d)  List of Contracts

Schedule 4.10     Proprietary Rights.

Schedule 4.11     Investment Property

Schedule 4.12     Inventory, Equipment and Fixtures

Schedule 4.13     Vehicles